Exhibit 99.1

                                    LRS, Inc.
                                Table of Contents
                                December 31, 1998

                                                          Page

  Independent Auditors' Report . . . . . . . . . . . . . . .1

  Balance Sheet . . . . . . . . . . . . . . . . . . . . . . 2

  Statement of Income . . . . . . . . . . . . . . . . . . . 3

  Statement of Changes in Stockholders' Equity . . . . . . .4

  Statement of Cash Flows . . . . . . . . . . . . . . . . . 5

  Notes to Financial Statements . . . . . . . . . . . . .6-11

                          Independent Auditors' Report

To the Stockholders
LRS, Inc.
Campbell, California

We have audited the accompanying balance sheet of LRS, Inc. as of December 31, 1998, and the related statements of income, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of LRS, Inc. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying supplementary information contained in supplementary schedules I and II is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued our report dated February 22, 1999 on our consideration of LRS, Inc.'s internal control over financial reporting and our tests of its compliance with certain provisions of laws and regulations.

Walnut Creek, California              Schoenholz & Spiegel, LLP
February 22, 1999                     Certified Public Accountants

                                    LRS, Inc.
                                  Balance Sheet
                                December 31, 1998

                                     ASSETS

Current Assets:
  Cash                                              $   743,602
  Loan Fees Receivable                                  822,926
  Mortgage Loans Receivable                          16,582,572
  Other Receivables                                      71,432
  Prepaid Expenses                                       27,693
                                                     ----------

    Total Current Assets                             18,248,225

Property and Equipment, Net                             193,047
Investment Securities                                   580,443
Deposits                                                  8,094
                                                     ----------

    Total Assets                                    $19,029,809
                                                     ==========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts Payable                                  $    81,283
  Accrued Commissions, Wages and Payroll Taxes          458,568
  Income Taxes Payable                                   19,000
  Loan from Stockholder                                   3,817
  Accrued Interest and Warehouse Fees                    96,894
  Lines of Credit                                    16,478,802
                                                     ----------

    Total Liabilities                                17,138,364
                                                     ----------

Stockholders' Equity:
  Common Stock; No Par Value,
   Authorized 1,000,000 Shares, Issued

   and Outstanding 100,000 Shares                       100,000
  Additional Paid-In Capital                            230,000
  Unrealized Gain on Investment Securities               66,406
  Retained Earnings                                   1,495,039
                                                     ----------

    Total Stockholders' Equity                        1,891,445
                                                     ----------

    Total Liabilities and

     Stockholders' Equity                           $19,029,809
                                                     ==========




                        See Notes to Financial Statements

                                    LRS, Inc.
                               Statement of Income
                          Year Ended December 31, 1998

Loan Origination Income and Sale of Mortgages:
  Loan Origination Fees                            $  8,846,129
  Sale of Mortgages                                   4,796,886
  Processing Fees                                       843,174
  Interest Income                                       902,018
  Document Fee Income                                   800,065
  Administration Fee Income                             122,472
  Other Loan Fees                                       127,885
                                                    -----------

    Total Loan Origination Income and

     Sale of Mortgages                               16,438,629
                                                    -----------

Costs of Loan Origination and Sale of Mortgages:
  Commissions                                        10,067,413
  Warehouse Loan Fees                                    47,175
  Interest Expense                                    1,334,703
  Underwriting and Document Costs                        97,669
  Other Loan Costs                                      122,340
                                                    -----------

    Total Costs of Loan Origination and

     Sale of Mortgages                               11,669,300
                                                    -----------

    Gross Profit                                      4,769,329

Operating Expenses                                    2,653,385
                                                    -----------

    Income From Operations                            2,115,944

Other Income (Expenses):
  Interest Income                                        18,502
  Interest Expense                                  (     2,250)
  Dividend Income                                        33,314
  Gain on Sale of Investment Securities                  14,670
  Investment Expense                                (        59)
                                                    -----------

    Income Before Income Taxes                        2,180,121

Provision For Income Taxes                               33,911
                                                    -----------

    Net Income                                     $  2,146,210
                                                    ===========




                        See Notes to Financial Statements

                                    LRS, Inc.
                  Statement of Changes in Stockholders' Equity
                          Year Ended December 31, 1998

                                                             Unrealized
                                                Additional   Gain (Loss)
                                Common Stock     Paid-In    on Investment  Retained
                               Shares    Amount   Capital     Securities    Earnings      Total

Balance at December 31, 1997   100,000 $100,000    230,000      ( 8,478)      723,156   1,044,678

Dividend Distributions            -        -          -            -       (1,374,327) (1,374,327)

Unrealized Gain on

 Investment Securities            -        -          -          74,884          -         74,884

Net Income                        -        -          -            -        2,146,210   2,146,210
                               -------  -------  ----------  ------------- ----------  ----------

Balance at December 31, 1998   100,000 $100,000    230,000       66,406     1,495,039   1,891,445
                               =======  =======  ==========  ============= ==========  ==========















                        See Notes to Financial Statements

                                    LRS, Inc.
                             Statement of Cash Flows
                          Year Ended December 31, 1998

Cash Flows From Operating Activities:
  Net Income                                        $ 2,146,210
  Adjustments to Reconcile Net Income to Net
   Cash Provided by Operating Activities:
    Depreciation                                         43,593
    Gain on Sale of Investment Securities            (   14,670)
    Increase in Loan Fees Receivable                 (  252,532)
    Increase in Other Receivables                    (   65,245)
    Increase in Mortgage Loans Receivable, Net of
     Changes in Advances Under Lines of Credit       (   47,566)
    Increase in Prepaid Expenses                     (      231)
    Increase in Deposits                             (    1,990)
    Increase in Accounts Payable                         12,307
    Increase in Income Taxes Payable                      6,737
    Increase in Accrued Interest and Warehouse Fees      58,167
    Increase in Accrued Commissions, Wages and
     Payroll Taxes                                      127,495
                                                     ----------

      Net Cash Provided by Operating Activities       2,012,275
                                                     ----------

Cash Flows From Investing Activities:
  Purchases of Investment Securities                 (4,407,209)
  Proceeds from Sales of Investment Securities        4,172,982
  Collection on Note Receivable from Stockholder         15,900
  Purchases of Property and Equipment                (  102,800)
                                                     ----------

      Net Cash Used in Investing Activities          (  321,127)
                                                     ----------

Cash Flows From Financing Activities:
  Repayment of Note Payable to Stockholder           (   90,000)
  Dividend Distributions                             (1,374,327)
                                                     ----------

      Net Cash Used in Financing Activities          (1,464,327)
                                                     ----------

      Net Increase in Cash and Cash Equivalents         226,821

Cash and Cash Equivalents - December 31, 1997           516,781
                                                     ----------

      Cash and Cash Equivalents - December 31, 1998 $   743,602
                                                     ==========

Supplemental Disclosure of Cash Flow Information:
  Cash Paid during the Year for:
    Interest                                          1,342,400
    Income Taxes                                         27,174



                        See Notes to Financial Statements

                                    LRS, Inc.
                          Notes To Financial Statements
                                December 31, 1998

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  Organization

                  LRS, Inc., (the "Company") was incorporated on December 18, 1995, in the state of California and operates under the names Amerimac Cal-West Financial, First Intercity Mortgage and Bay Cities Relocation. The Company is licensed by the California Department of Real Estate. The Company is principally engaged in the origination and purchase of residential mortgage loans. Generally, such loans are subsequently sold to financial institutions or to other entities who sell such loans to investors. The Company has obtained approval from the Department of Housing and Urban Development (HUD) to act as a loan correspondent sponsored by a HUD approved non-supervised mortgagee.

                  Cash and Cash Equivalents

                  For purposes of reporting cash flows, cash and cash equivalents include money market accounts.

                  Mortgage Loans Receivable

                  Mortgage loans receivable are held for sale and are recorded at the aggregate lower of cost or market. All mortgage loans are collateralized by residential property. Management believes that the value of such collateral is in excess of the mortgage loans receivable as of December 31, 1998 and, therefore, no allowance has been provided.

                  Revenues associated with closing fees received by the Company and costs associated with obtaining mortgage loans are deferred and recognized upon sale of the related mortgage loans. Amounts deferred at December 31, 1998 were $65,347. Mortgage loans receivable are reported net of such deferred revenues and costs in the accompanying balance sheet.

                  Property and Equipment

                  Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets ranging from five to seven years.

                                    LRS, Inc.
                          Notes To Financial Statements
                                December 31, 1998

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  Investment Securities

                  The Company has adopted the provisions of Statement of Financial Accounting Standards No. 115 - "Accounting For Certain Debt and Equity Securities". In accordance with this statement securities are classified as held-to-maturity, available-for-sale or trading.

                  Securities classified as available-for-sale may be sold in response to changes in interest rates, liquidity needs and for other purposes. Available-for-sale securities are carried at fair value and include all equity securities not classified as held-to-maturity or trading. Trading securities are those held principally for the purpose of selling in the near future and are carried at fair value. The Company does not have any trading securities.

                  Unrealized holding gains and losses for available-for-sale securities are excluded from earnings and reported, net of any income tax effect, as a separate component of stockholders' equity. Any gains and losses realized upon sale are reported in earnings based on the average cost of the specific fund sold.

                  Revenue Recognition

                  Loan origination and other fees earned on loans brokered are recorded as income when the related loan is funded.

                  Income Taxes

                  The Company, with the consent of its stockholders, has elected to be an "S" corporation under the Internal Revenue Code and similar state law. In lieu of corporation income taxes, the stockholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements. The Company is, however, required to pay 1-1/2 percent income tax on taxable income to the State of California.

                                    LRS, Inc
                          Notes to Financial Statements
                                December 31, 1998

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                  Use of Estimates

                  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PROPERTY AND EQUIPMENT

                  Property and equipment consists of the following as of December 31, 1998:

              Furniture and fixtures              $ 36,200
              Computer equipment                   159,338
              Office equipment                      63,280
              Leasehold improvements                23,652
                                                   -------

              Total property and equipment         282,470

              Less: accumulated depreciation        89,423
                                                   -------

              Property and equipment, net         $193,047
                                                   =======

                  Depreciation expense charged to operations was $43,593 for the year ended December 31, 1998.

NOTE 3 - INVESTMENT SECURITIES

                  The Company's investment in marketable equity securities are held for an indefinite period and thus are classified as available-for-sale. Unrealized holding gains on such securities, which were added to stockholders' equity for the year ended December 31, 1998 were $74,884.

                  The following is a summary of investment securities at December 31, 1998:

                      Mutual funds, at cost             $514,037
                      Gross unrealized gain               66,406
                                                         -------

                        Mutual funds, at fair value     $580,443
                                                         =======

                                    LRS, Inc.
                          Notes to Financial Statements
                                December 31, 1998

NOTE 3 - INVESTMENT SECURITIES (CONTINUED)

                  The following is a summary of investment earnings recognized in income for the year ended December 31, 1998:

              Realized gain                     $ 14,670
              Dividends earned                    33,314
                                                 -------

                Gain on investment securities   $ 47,984
                                                 =======

NOTE 4 -          LINES OF CREDIT

                  The Company has four warehouse line of credit agreements with separate financial institutions subject to annual renewals. Advances are received by the Company under the agreements, up to a maximum of 28 million in total, based upon a specified percentage of mortgage loans which are pledged as collateral against the advances received. Advances are due to be repaid upon the earlier of the sale of the mortgage loans that are pledged as collateral or a specified period of time from the date on which the advance is received. Interest accrues at rates that fluctuates with prime. Borrowings under the lines of credit are guaranteed by the stockholders of the Company. The agreements contain certain financial covenants concerning maximum debt to equity and minimum net worth and working capital requirements, all of which have been met. The outstanding balance on the lines at December 31, 1998 was $16,478,802.

NOTE 5 - CONCENTRATION OF CREDIT RISK FOR CASH HELD AT BANKS

                  The Company maintains cash deposits at a financial institution in excess of the $100,000 insured by agencies of the federal government at December 31, 1998.

                                    LRS, Inc.
                          Notes to Financial Statements
                                December 31, 1998

NOTE 6 - OPERATING LEASES

                  The Company leases office facilities, automobiles and office equipment under non-cancelable operating leases. The Company also leases office facilities on a month to month basis. The office leases require the Company to pay for taxes, insurance, and maintenance. Rent expense charged to operations for the year ended December 31, 1998, was $177,250. At December 31, 1998, future minimum lease payments are as follows:

                 December 31           Amount

                    1999             $ 96,014
                    2000               52,637
                    2001               24,822
                                      -------

                    Total            $173,473
                                      =======

NOTE 7 - TRUST LIABILITY

                  The Company collects funds from borrowers in advance for payment of credit reports and appraisals. The Company is required to maintain these funds in a separate trust account for the benefit of these borrowers. Total funds held in trust for others at December 31, 1998 were $45,258.

NOTE 8 - CONTINGENCIES

                  The Company has mortgage loan purchase agreements with various mortgage bankers. The Company is obligated to perform certain procedures in accordance with these agreements. The agreements provide for conditions whereby the Company may be required to repurchase mortgage loans for various reasons among which are either (1) a mortgage loan is originated in violation of the mortgage banker's requirements, (2) the Company breaches any term of the agreement and (3) an early payment default occurs from a mortgage originated by the Company. The Company has not been required to repurchase any loans for the year ended December 31, 1998.

                                    LRS, Inc.
                          Notes to Financial Statements
                                December 31, 1998

NOTE 9 - LITIGATION

                  The Company is involved in a lawsuit arising in the ordinary course of business. In the opinion of the Company's legal counsel and management, the Company will prevail in the case. Accordingly, no provision for any liability that might result has been made in the accompanying financial statements.